EXHIBIT 10.26

                                      LEASE

         Lease made this 2nd day of July, 1996 by and between NAGOG DEVELOPMENT COMPANY, a Massachusetts limited partnership, with a principal place of business at One Nagog Park, Acton, Massachusetts, hereinafter referred to as "Landlord", which expression shall include its successors and assigns where the context so admits of the one part, and VST Technologies, Inc. a Delaware corporation, with a principal place of business at 1620 Sudbury Road, Concord, Massachusetts, hereinafter referred to as "Tenant", which expression shall include its successors and assigns where the context so admits of the other part.

                               W I T N E S S E T H

         1. PREMISES. Landlord hereby leases and demises to the Tenant and the Tenant does hereby hire and take from the Landlord those premises consisting of 6,972 square feet, more or less, of rentable area on the main floor of the building at 125 Nagog Park, Acton, Massachusetts, 01720, shown outlined in red on a sketch attached hereto and marked Exhibit A, together with all rights and appurtenances thereto belonging, herein "Demised Premises". This lease is made subject to, and with the benefit of all rights, easements, restrictions and agreements of record, if any, insofar as now in force and applicable, and local zoning and building laws.

         Tenant shall have the right to use in common with Landlord and others lawfully entitled thereto, the lobby, rest rooms, loading areas, stairways, sidewalks, parking areas and access ways to the building, herein referred to as "Common Areas". Included within Tenant's rights to use the Common Areas shall be its right to use its pro rata share of parking spaces. Landlord reserves the right to assign particular spaces in the parking areas to particular tenants.

         2. TERM. To have and to hold the Demised Premises for a term of three
(3) years. Said term shall commence on August 15, 1996 and terminate on August 14, 1996. Landlord shall use its best efforts to deliver the Demised Premises with all of the tenant improvements substantially completed on or before July 21, 1996 so long as Tenant agrees on a plan for the revised entrance and conference room on or before June 28, 1996. Substantial completion shall mean complete with the exception of minor punch list items that do not interfere with Tenant's use and enjoyment of the Premises.

         3. RENT. Yielding and paying therefor as rent the sum of One Hundred and Fifteen Thousand and Thirty-Eight and 00/100 ($115,038.00) Dollars per annum payable in equal monthly installments of $9,586.50 Dollars due in each case on the first day of each month in advance, the first such payment to be made herewith. If the said term commences or terminates on a day other than the first day of any month, said rent shall be equitably apportioned on a daily basis.

         The Landlord may collect a "late charge" not to exceed three percent (3%) of any installment unpaid for five (5) days after the due date. This right is in addition to and not in lieu of any other remedies the Landlord may have by law or as provided in this Lease.

         4. TAXES AND COMMON AREA CHARGES. Tenant agrees to pay as additional rent its pro rata share of any and all increases over the Base Real Estate Taxes of such taxes, including any charges hereafter levied in lieu of, in substitution for or in addition to such real estate taxes as now constituted and all assessments, including betterments, levied or assessed against the property of which the Demised Premises are a part. Said tax payments shall be equitably apportioned for any portion of a year at the beginning or end of the term hereof. The same shall be additional rent. Tenant shall make equal monthly payments on account of such taxes to be held by Landlord equal to one-twelfth of the taxes imposed upon the property of which the Demised Premises are a part for the prior tax year. Upon determination of the actual taxes, Tenant shall within ten (10) days after presentation of a bill therefor from Landlord pay its pro rata share of any excess required and conversely if Tenant shall have paid on account in monthly installments more than its share such excess shall be credited against tax payments then or thereafter accruing.

         Tenant shall pay as additional rent its pro rata share of increases in any and all reasonable charges incurred by the Landlord over the Base Common Area Maintenance Cost in connection with the maintenance, repair and operation of the Common Areas, including, but without limitation, maintenance and repairs, landscaping, snow removal and plowing, cleaning, lighting, insurances and rubbish removal to which shall be added fifteen percent (15%) for Landlord's supervision, recordkeeping and related overhead (the "Common Area Maintenance Costs"). Tenant shall pay all Common Area Maintenance Costs solely attributable to it. Tenant shall make equal monthly payments on account of Common Area charges based upon Landlord's good faith estimate of such amount and at the expiration of each calendar year during the term hereof Landlord shall advise Tenant of any deficiency or overpayment and an accounting between the parties shall be had.

         Tenant's pro rata share for all purposes during the term of this Lease will be determined by the following formula:

                                     6,972
        Tenant's share =  -----------------------------
                               Gross leasable area
                             of the Building (73,186)

         Base Real Estate Taxes will be the taxes for fiscal year 1997 which are estimated at $.93 per square foot and Base Common Area Maintenance Costs will be the costs for calendar year 1996 which are estimated at $.85 per square foot.

         5. RULES AND REGULATIONS. The Tenant shall, at its own cost and expense, promptly comply with all laws, ordinances, orders, regulations and rules of any duly constituted governmental authority and/or Board of Fire Underwriters or similar organization having jurisdiction thereof relating to the Demised Premises or their use, provided, however, that Tenant shall not be required to make structural alterations to the Demised Premises unless the same are due specifically to its use.

         6. TENANT IMPROVEMENTS. Landlord shall do that work ("Landlord's Work") set forth on the Work Letter, attached hereto as Exhibit B, in a good and workmanlike manner in full compliance with all applicable laws and in compliance with plans and specifications therefor. Upon completion of Landlord's work, Tenant shall cause the same to be inspected and any item of defective workmanship or material observed by Tenant shall be reported to Landlord within thirty (30) days after the Commencement Date.

         Except for Landlord's Work, Tenant accepts the Demised Premises in their present condition and acknowledges that no representations or warranties have been made by or on behalf of the Landlord with respect to the Demised Premises, their fitness or availability for any particular purpose or otherwise.

         7. ASSIGNMENT AND SUBLETTING. Tenant shall have no right to assign this Lease, or sublet or license the whole or any part of the Demised Premises without the express written consent of the Landlord having been obtained in each instance, which consent shall not be unreasonably withheld. In the event the Landlord consents to an assignment or sublet, the Tenant shall not be released from its obligations under this Lease and shall remain primarily liable hereunder. Consent by Landlord to any assignment or sublet does not relieve Tenant from obtaining Landlord's consent to any further assignment or sublet. Notwithstanding any of the foregoing, Landlord's consent shall not be required in connection with assignments or subleases to parents, affiliates or subsidiaries of Tenant or in connection with any merger, reorganization, or consolidation of Tenant or in connection with the sale by Tenant of all, or substantially, all of its stock or assets.

         8. REPAIRS. Except as provided in the next paragraph, during the term of this Lease, the Tenant shall keep and maintain the Demised Premises and the appurtenances thereto in good order and repair in all respects, reasonable wear and use, based upon good maintenance practices, damage by fire or other unavoidable casualty only excepted.

         It is understood and agreed that the Landlord is not responsible for making any repairs whatsoever to the Demised Premises, except that Landlord shall make necessary repairs to the roof, foundation, building systems (including the heating, ventilating and air conditioning systems) and exterior walls (but not glass, doors or windows), unless such repairs are required because of any act, neglect or default of Tenant, or anyone claiming by, through or under Tenant or from whom Tenant is responsible.

         Tenant shall pay its pro rata share of Landlord's cost to make such repairs which cost is included in Common Area Maintenance Costs, provided that if any such repair shall be due wholly to Tenant's act, omission, default or neglect, then Tenant shall pay the entire cost of such repair.

         Landlord furthermore shall make all necessary repairs to the Common Areas and shall maintain all landscaping in a reasonably neat and attractive manner, plow snow and generally keep the improved portion of the land upon which the Demised Premises are located in a reasonably neat condition, and provide lighting as and when required, all of which costs are included in Common Area Maintenance Costs.

         9. UTILITIES. Tenant shall, throughout the term hereof, pay for all increases over the Base Utilities of all fuel, gas, electricity, water, sewer charges and other utilities used or consumed on the Demised Premises. Landlord shall in no event ever be liable to Tenant for the interruption of any such services. The Base Utilities Cost is the actual utilities cost for calendar year _____ which is estimated at $2.00 per square foot.

         The cost of any such utilities furnished to the building of which the Demised Premises are a part, not separately metered to Tenant, shall be apportioned among the tenants in the building by Landlord using the pro rata share referred to in Section 4 hereof. If any tenant shall use an unreasonable amount of such centrally metered utilities, then Landlord shall specifically allocate such cost to tenant.

         10. ALTERATIONS, ADDITIONS AND SIGNS. The Tenant shall have the right to make non-structural alterations, additions and improvements to the Demised Premises as it may deem necessary or desirable for its business, but shall have no right to make structural alterations, additions and improvements to the Demised Premises without prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld. Any such improvements shall remain upon and be surrendered with the Demised Premises upon the expiration or other termination of the Lease, unless Landlord elects otherwise. Should Landlord elect to relinquish Landlord's right to the improvements, Tenant shall remove such improvements and repair any damage caused by said removal.

         All structural alterations, additions and improvements to the Demised Premises made by the Tenant and all signs erected by Tenant shall be made or erected only after plans and specifications therefor have been submitted to the Landlord and approved by the Landlord, and provided further that all such alterations, additions and improvements and all such signs shall be made in a good and workmanlike manner in all respects and in full compliance with all laws, rules, regulations and ordinances of any duly constituted governmental authority and in compliance with the recommendations of any Board of Fire Underwriters or any similar organization having jurisdiction of the premises. Tenant shall be allowed to place building signage on directories and entries to the Premises.

         All additions, improvements and signs shall be at the sole cost and expense of the Tenant and no part thereof shall be borne by the Landlord.

         11. INDEMNIFICATION. The Tenant shall hold harmless and indemnify the Landlord of and from any and all claims for injury to person and damage to property by reason of any accident or happening on or about the Demised Premises, except to the extent that they arise out of the negligence or misconduct of Landlord, its employees or contractors. The Tenant shall carry public liability insurance in limits of at least $1,000,000 for injury or death to person and $100,000 for damage to property. Tenant shall furnish Landlord with certificates showing the existence of said insurance prior to possession by Tenant. Landlord shall be named as an insured on such insurance policies. Each policy must furthermore provide that insurance may not be canceled without 15 days written notice to Landlord.

         12. EXPIRATION OF TERM. Upon the expiration of the term hereof, or at any prior termination hereof as herein provided, the Tenant shall peaceably yield up the Demised Premises and all additions, improvements and alterations made thereto or thereupon broom clean, free of all rubbish, debris and personal property and in good order, condition and repair in all respects, reasonable wear and use, based upon good maintenance practices, and damage by fire and unavoidable casualty only excepted.

         The Tenant shall have the right at the expiration of the term hereof, if it shall not be in default hereunder, to remove its trade fixtures from the Demised Premises, provided that such removal may be accomplished without any damage to the Demised Premises or that any damage is repaired and the premises restored to its original condition and provided further that, if the fixtures are removed after the expiration date, Tenant shall pay rent at the minimum rate for the period ending five (5) days after said property shall have been removed. Any such property not removed within thirty (30) days after the expiration or termination of this lease shall, at the express written election of Landlord, be deemed to have become Landlord's property.

         13. CARE OF PREMISES. Tenant shall keep the Demised Premises clean and regularly remove its waste and debris from the Demised Premises and not allow the same to accumulate thereon. Tenant agrees that, with the exception of computer batteries, it will not permit any caustic or corrosive or otherwise detrimental or hazardous fluids or materials to be disposed of into the drainage or sewer systems serving the building of which the Demised Premises are a part, nor shall Tenant store any hazardous materials or chemicals on site without having first obtained all necessary licenses, permits and approvals.

         14. TENANT'S RISK. The Landlord shall not be responsible for any damage to property in the Demised Premises, all of which shall be at the sole risk of Tenant, nor for injury to person, whether caused by water, steam, gas or electricity, or by any breakage, leakage or obstruction of oil pipes, conduits or plumbing, nor from any other source, not for loss of property by theft or otherwise, unless caused by the negligence of the Landlord.

         15. LANDLORD'S ACCESS. A. Tenant agrees that Landlord may come upon the Demised Premises at reasonable hours upon reasonable notice, for the purpose of inspecting the same; making repairs, without any obligation to do so; and for any other purpose necessary or desirable to enforce the Landlord's rights hereunder or to protect the Landlord's interest hereunder and during the last six (6) months of the term hereof to show the same to prospective purchasers and tenants.

         B. Landlord shall have the right during the last three (3) months of the term hereof to place the usual "For Rent" or "For Sale" signs upon the Demised Premises, provided, however, that it shall not have the right to place them in any display windows or upon any doors of the Demised Premises.

         C. Landlord may from time to time introduce, maintain, locate and reloate conduits, pipes, wires and other matters necessary or desirable in connection with the operation of the building and/or any other tenant therein, provided that Landlord shall not thereby unreasonably interfere with the use of the Demised Premises by Tenant.

         16. HOLDING OVER. In the event that the Tenant or anyone claiming by, through or under the Tenant shall remain on the Demised Premises after the termination of this Lease, or any renewals, extensions or modifications thereof, it shall be deemed to be a tenancy from month to month, subject to all the terms and conditions hereof as may be applicable, except that rent shall be at 150% of the rate herein stipulated.

         17. MECHANIC'S LIEN. Notice is hereby given that the Landlord shall not be liable for any labor or materials furnished to the Tenant upon credit and that no mechanic's lien or other lien for any such labor or materials shall attach to or affect the reversionary or other estate or interest of the Landlord in and to the Demised Premises. The Tenant further agrees to indemnify the Landlord against any and all costs, damages and expenses it may suffer on account of the same. Tenant shall cause the same to be removed or dissolved by bond.

         18. INSURANCE RATE. Tenant agrees that it will bring nothing upon the Demised Premises, nor use the Demised Premises in such a way as to cause to be void or voidable any policy of insurance affecting the Demised Premises, and further agrees that it will pay to the Landlord the increased cost of any of Landlord's insurance which may be due to the use of the Demised Premises other than for the purpose herein demised.

         19. FIRE, DAMAGE AND TAKING. If the Demised Premises or the building of which they are a part, shall be destroyed or damaged by fire or other casualty, or taken by eminent domain, Landlord shall have the right to terminate this Lease by notice to that effect to the Tenant within thirty (30) days after such damage, destruction or taking.

         If this Lease be not so terminated, Landlord shall restore the said building and the Demised Premises as soon as reasonably possible, taking into account the time necessary to settle and obtain insurance proceeds, to the same condition as the Demised Premises, or what may remain thereof, were in immediately prior to such damage, destruction or taking. Tenant shall have right, exercisable by notice to Landlord, to terminate the Lease if such restoration has not been completed within 180 days after the date of the casualty.

         Landlord shall in no event be obligated to restore any improvements made to the Demised Premises by Tenant. Upon notification from Landlord to Tenant that Landlord has restored the Demised Premises to the condition aforesaid, Tenant shall promptly undertake to resume occupancy and use the Demised Premises if the same shall have been interrupted or to resume payment of all of Tenant's obligations under the Lease. Tenant shall make such restorations of its own improvements as Tenant may elect to do.

         Any and all awards made for any taking or any injury resulting in direct or consequential damages are the sole and exclusive property of Landlord and no part thereof shall be paid to Tenant. Tenant, may, however, apply for and retain any award made especially for moving expenses or personal property.

         In the event of any such damage, destruction or taking there shall be an abatement of rent according to the nature and extent of the injury suffered until the premises shall have been restored.

         20. DEFAULT. If the Tenant shall neglect or fail to perform or observe any of the covenants, conditions or obligations on the part of the Tenant herein contained or observed; or if any petition shall be filed by or against Tenant under any Bankruptcy or Insolvency Law, now or hereinafter enacted, State or Federal; or if the estate hereby created shall be attached or taken by legal process; or if the Tenant shall make an assignment for the benefit of its creditors by way of trust mortgage, judicial proceedings, or otherwise; or if a receiver, trustee or similar officer shall be appointed to take charge of any part of the Tenant's property; then and in any of such events notwithstanding any waiver or license of any former breach and without prejudice to any other remedy which the Landlord may have for arrears of rent or otherwise, Landlord may, without demand or notice, enter into and upon the Demised Premises, or any part thereof, in the name of the whole, and repossess the same as of its former estate, and expel the Tenant and those claiming by, through or under it, and remove its or their goods and effects, forcibly if necessary, and may store the same in the name and at the expense of the Tenant, and upon entry as aforesaid this Lease shall terminate. Such entry may be effected by written notice to Tenant to the same effect as actual entry for breach of condition. In the event of such termination, the Tenant covenants and agrees to indemnify and hold harmless the Landlord from and against any and all loss of rent, damages and other expenses, including reasonable attorneys' fees, brokerage, and costs of reletting incurred by the Landlord by reason of such termination, from time to time, upon demand of the Landlord. The Tenant further agrees that it will, upon demand, pay to the Landlord in the event of such termination a sum equal to the amount by which the rent and other charges herein reserved for the balance of the term hereinabove specified exceeds the fair market rental value of the Demised Premises for the balance of said term. Credit shall be given to the liability of Tenant to indemnify Landlord under this paragraph 20 for any payments made under the preceding sentence.

         Prior to the termination of this Lease by Landlord by reason of Tenant's default, Landlord shall give Tenant five (5) days written notice with respect to any payment of money and fifteen (15) days written notice in all other events, provided that if by reason of the nature of the default the same cannot be reasonably cured within said fifteen (15) day period, Tenant shall not be deemed in default, if Tenant shall commence the cure within said fifteen (15) day period and proceed diligently thereafter to completion.

         21. FIRE INSURANCE. The Landlord shall throughout the term of this Lease provide and maintain fire insurance in an amount of not less than the full replacement value of the building of which the Demised Properties are a part. Said policies shall contain a so-called rent insurance endorsement providing Landlord with not less than twelve (12) months rent in the event of damage, destruction or taking. Tenant shall pay its pro rata share of the cost of all insurance carried by Landlord with respect to the premises of which the Demised Premises are a part which cost is included in the Common Area Maintenance Costs.

         22. USE. The Demised Premises are to be used and occupied only for conduct therein of Tenant's business, which consists of corporate offices and facilities related to Tenant's computer peripheral business, and for no other purpose or purposes whatsoever.

         23. RELEASE OF SUBROGATION. Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other (or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to property caused by fire or any of the extended coverage of supplementary contract casualty or casualties insured against by said party, even if such fire or other casualty shall have been caused by default or negligence of the other party, or anyone for whom such party shall be responsible, provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such time as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder. Each of the Landlord and Tenant agree that their policies shall include such a clause or endorsement so long as the same shall be obtainable without extra cost, and if extra cost shall be charged therefor, so long as the other party pays such extra cost. If extra cost shall be chargeable therefor, each party shall advise the other thereof of the amount of the extra cost and the other party, at its election, shall pay the same but shall not be obligated to do so.

         24. NOTICE CLAUSE. Any notices required to be given under the terms hereof shall be given by 1) mailing said notice by certified mail, return receipt requested, postage paid, 2) hand delivery or 3) sent by electronic mail or facsimile transmission (with receipt confirmed), and shall be deemed given on the date of mailing if mailed or if delivered or faxed on the date of delivery or refusal of delivery or transmission. Notices to the Landlord, at the last address at which rent was paid, and if to the Tenant, at the principal office of the Tenant, or such other place as either may designate from time to time in writing.

         25. WAIVER. One or more waivers of the breach of any covenant or condition by either party shall not be construed as a waiver of a further breach of the same covenant or condition.

         26. ENTIRE AGREEMENT. This instrument contains the entire and only agreement between the parties, and no oral statements or representations or prior written matter not contained in this instrument shall have any force and effect.

         27. PARAGRAPH HEADINGS. The paragraph headings used herein are used only as a matter of convenience for reference and are not to be considered part of this Lease, or to be used in determining the intent of the parties of this Lease.

         28. STATUS OF LANDLORD. The Landlord shall be liable hereunder only so long as it shall be seized of the property hereby demised. No fiduciary or beneficiary or Partner, general or limited, of the Landlord named herein shall ever be personally or individually liable for the obligations of the Landlord. Tenant agrees to look solely to the real estate of which the Demised Premises are a part for satisfaction of any claim; provided that the Landlord named herein may be named as a defendant in order to obtain jurisdiction.

         29. NO BROKER The Landlord and Tenant each warrant and represent to the other that no broker or agent other than The Leggat Company, Inc. and Corporate Facilities Group was instrumental in connection with this lease transaction and covenants to hold the other harmless and indemnified from and against any claim made by any broker other than The Leggat

Company, Inc. and Corporate Facilities Group in connection herewith. The commission shall be paid by the Landlord.

         30. SUBORDINATION. At the election of Landlord, which election may be changed from time to time, this Lease shall be subject and subordinate, or prior and superior to any mortgage now or hereafter placed upon the real estate of which the Demised Premises are a part, provided that with respect to each subsequent mortgage to which this Lease shall be made subject and subordinate, the mortgagee must agree that, in the event of foreclosure, Tenant shall not be disturbed in its possession except in accordance with the terms of this Lease. Tenant agrees at the request of such mortgagee or any purchaser at foreclosure sale, to attorn.

         31. SELF HELP. If Tenant shall fail to perform or observe any of its obligations under this Lease after written notice that the Landlord intends to invoke the self help clause and of the requirement therefore by Landlord, Landlord may, at its election, without any obligation to do so perform such obligation for the account of the Tenant, and Tenant shall forthwith upon demand reimburse Landlord for the cost of such performance, together with interest at the rate of 12% per annum until paid. In the event of emergency, Landlord may undertake such action without written notice but after using reasonable efforts to notify Tenant by telephone or otherwise.

         32. SECURITY DEPOSIT. Tenant shall deposit with Landlord upon the execution of this Lease, the sum of Nine Thousand, Five Hundred and Eighty-six and 00/100 ($9,586.00) Dollars as security deposit hereunder. Landlord shall not be obligated to pay interest on said sum or to segregate the same, nor shall Landlord be obligated to use said sum or any part thereof, to cure any default of Tenant. At the expiration or prior termination of this Lease upon Tenant vacating the Demised Premises in the condition required under this Lease, and fully performing its obligations herein, Landlord shall, within thirty (30) days thereafter, return said security deposit, or such part thereof as may remain, to Tenant. In the event that during the term of this Lease Landlord shall use all or any part of said security deposit to cure any default on the part of Tenant, Tenant shall forthwith, upon demand, replenish said security deposit so that the same is always kept at the required amount.

         33. RIGHT OF FIRST REFUSAL. So long as at the time of exercise, Tenant is not in material default hereunder in the performance of any of the terms or provisions of this Lease, Tenant shall have, during that term of this Lease, a right of first refusal to lease all or a portion of the balance of the contiguous space on the main floor shown as "Expansion Space" on Exhibit C. If Landlord shall have a bona fide offer to lease said space, it shall so notify Tenant in writing whereupon Tenant shall have five (5) business days to notify Landlord that it intends to exercise its option. Tenant must lease the entire space encompassed by the other offer. The lease shall be at the same rate contained in said offer and otherwise on the same terms and conditions as are contained herein. If Landlord does not receive such written notice from Tenant within the five (5) business day period, this right shall be considered waived, and the Landlord shall have the right to consummate a lease to a third party on the offered terms for a period of 3 months, failing which, Tenant's 1st refusal rights shall apply.

         34. OPTION TO EXPAND. Between March 1, 1997 and August 31, 1997, Tenant shall have the right to request Landlord to provide 25% or more square feet of contiguous space in 125 Nagog Park or a like amount of aggregate square footage in another building within Nagog Park, which the Landlord will provide if such space is available and unencumbered. If the space is in the new building at 31 Nagog Park, the Lease shall be on the same terms and conditions as this Lease, including base rent, and shall include a $5.00 per square foot tenant improvement allowance from a finished shell. If Landlord is unable to provide such space within 4 months of Tenant request, Landlord shall so notify Tenant within 90 days after Tenant's request (failure of Landlord to respond shall be deemed that such space is unavailable), and Tenant shall have the right to terminate this lease upon written notice to Landlord within 30 days of written notice from Landlord that such space is unavailable, or of the time that the space is deemed unavailable.

         35. OPTION TO EXTEND. Tenant at its option may extend the term of this Lease for an additional 3 year period upon the same terms and conditions as herein contained except as hereinafter provided by serving notice thereof upon the Landlord at least 180 days before the expiration of the term and upon the notice of said service, this Lease shall be extended upon all its terms and conditions for the extended term without the necessity of the execution of any further instrument or documents; provided however, that if at either the date of expiration of the original term of this Lease, or the date upon which Tenant exercises such option of renewal, Tenant is in default beyond any grace period herein provided in the performance of any of the terms or provisions of this Lease, the extension of the term shall become null and void at the election of the Landlord. Said extended term shall be upon the same terms, provisions and conditions herein contained, except that there shall be no further right of extension, and the annual rent during the extended term shall be at the then Fair Market Rental.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals this 2nd day of July, 1996.


                                      NAGOG DEVELOPMENT COMPANY

                                      By: /s/ Kirk Ware
                                         ---------------------------------
                                         Kirk Ware
                                         Managing General Partner


                                      VST TECHNOLOGIES, INC.

                                      By: /s/ Francis Reardon
                                         ---------------------------------
                                         Chief Financial Officer
                                         Hereunto Duly Authorized

                                    Exhibit A

                               [INSERT PHOTOGRAPH]

                                    Exhibit B

Landlord shall, at its expense, provide the following tenant improvements.

         1.       Patch and paint existing walls as required.

         2.       Clean existing carpet as required.

         3. Reconfigure entrance to create a smaller reception area and conference room.

         4.       Provide new carpet and lighting in conference room.

                                    Exhibit C

                              Nagog Park, Acton, MA

                               [INSERT PHOTOGRAPH]

                            FIRST AMENDMENT TO LEASE

         This First Amendment to Lease executed as of this 1st day of July, 1997 between Nagog Development Company, a Massachusetts limited partnership with a principal place of business at One Nagog Park, Acton, Massachusetts 01720 hereinafter referred to as "Landlord" and VST Technologies, Inc., a Delaware corporation with a principal place of business at 1620 Sudbury Road, Concord, Massachusetts hereinafter "Tenant", which expression shall include its successors and assigns where the context so admits of the other part.

                               W I T N E S S E T H

         Whereas, the parties executed a lease ("Lease") dated July 2, 1996 with respect to 6,972 square feet of space on the main floor of the building ("Building") located at 125 Nagog Park, Acton, Massachusetts; and

         Whereas, the parties desire to amend the Lease, as provided herein, so as to exercise the Option to Expand contained in Section 34 and add an additional 5,256 square feet of space.

         Now, therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. All capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Lease.

         2. Section 1 is hereby amended by changing the square footage amount from 6,972 to 12,228 square feet effective July 15, 1997.

         3. Section 3 is hereby amended by deleting the dollar amount $115,038.00 and substituting therefor $201,762.00 and by deleting the dollar amount $9,586,50 and substituting therefor $16,813.50.

         4. The numerator in the fraction in Section 4 is deleted and "12,228" is substituted in its place effective July 15, 1997.

         5. Section 32 is hereby amended by deleting the dollar figure $9,586.50 and substituting therefor $16,813.50.

         6. Exhibit A attached hereto is added to the Lease showing the Demised Premises.

         7. The Option to Expand exercised herein shall be of no further force and effect.

         Except as herein provided, the Lease shall remain in full force and effect according to its terms.

         Executed as a sealed instrument as of the day and year first above written.


                                       LANDLORD:
                                       Nagog Development Company

                                       By: /s/ Kirk Ware
                                          --------------------------------------
                                          Kirk Ware
                                          Managing General Partner


                                       TENANT:
                                       VST Technologies, Inc.

                                       By: /s/ Fran Reardon
                                          --------------------------------------
                                          Fran Reardon
                                          Chief Financial Officer
                                          Hereunto Duly Authorized

                                   EXHIBIT "A"

                                 125 NAGOG PARK

[DRAWING]

                                   EXHIBIT "B"

                                   WORK LETTER

Landlord shall, at its expense, provide the tenant improvements shown on the attached Exhibit B-1.

                                  EXHIBIT "B-1"

                                 125 NAGOG PARK

[DRAWING]

                            SECOND AMENDMENT TO LEASE

         This Second Amendment to Lease executed as of this 30th day of June, 1999 between Nagog Development Company, a Massachusetts limited partnership with a principal place of business at One Nagog Park, Acton, Massachusetts 01720 hereinafter referred to as "Landlord" and VST Technologies, Inc., a Delaware corporation with a principal place of business at 125 Nagog Park, Acton, Massachusetts 01720 hereinafter referred to as "Tenant", which expression shall include its successors and assigns where the context so admits of the other part.

                               W I T N E S S E T H

         WHEREAS, the parties executed a lease ("Lease") dated July 2, 1996 with respect to 6,972 square feet of space on the main floor of the building ("Building") located at 125 Nagog Park, Acton, Massachusetts; and

         WHEREAS, the parties amended the Lease by a First Amendment to Lease dated July 15, 1997 increasing the Demised Premises to 12,228 square feet; and

         WHEREAS, the parties desire to further amend the Lease, as provided herein, to extend the Lease for an additional six months and to add a Right of First Offer on certain space at 43 Nagog Park owned by Landlord;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. All capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Lease.

         2. Paragraph 2 is hereby amended by deleting the termination date, August 14, 1999, and substituting therefor February 14, 2000.

         3. Effective August 15, 1999, Paragraph 3 is hereby amended by deleting the yearly dollar figure $201,762.00 and substituting therefor $238,446.00 and deleting the monthly dollar figure of $16,813.50 and substituting therefor $19,870.50.

         4. Paragraph 32 is hereby amended by deleting the dollar figure $16,813.60 and substituting therefor $19,870.50.

         5. Tenant shall have, during the Lease term as extended herein, a right of first offer on the space presently occupied by Futuretense, Inc. at 43 Nagog Park (approximately 15,789 square feet, hereinafter referred to as the "Futuretense Space"). If said Futuretense Space becomes available between the date of this Second Amendment to Lease and February 152,000, Landlord shall, prior to offering such space to third parties, notify Tenant of the asking price for the space and Tenant shall have seven (7) business days from the date of the notice to exercise its right of first offer, failing which Landlord may offer the space to third parties. Tenant must lease the entire Futuretense Space. If Landlord and Tenant enter into a lease for the Futuretense Space commencing prior to February 15, 2000, this Lease shall terminate as of the commencement date of the Lease for the Futuretense Space.

         Except as herein provided, the Lease shall remain in full force and effect according to its terms.

         Executed as a sealed instrument as of the day and year first above written.


                                       LANDLORD:
                                       Nagog Development Company

                                       By: /s/ Kirk Ware
                                          --------------------------------------
                                          Kirk Ware
                                          Managing General Partner


                                       TENANT:
                                       VST Technologies, Inc.

                                       By: /s/ Fran Reardon
                                          --------------------------------------
                                          Fran Reardon
                                          Chief Financial Officer
                                          Hereunto Duly Authorized

                            THIRD AMENDMENT TO LEASE

         This THIRD AMENDMENT TO THE LEASE (this "Amendment") is made and entered into this 20th day of January, 2000 by and between Koll Bren Fund VI, L.P., a Delaware limited partnership, hereinafter referred to as "Landlord" and VST Technologies, Inc., a Delaware corporation, hereinafter referred to as "Tenant".

         WHEREAS, on or about July 2, 1996, Landlord's predecessor in interest, Nagog Development Company, a Massachusetts limited partnership, and Tenant entered into a certain Lease, as amended by a First Amendment dated as of July 15, 1997, and as further amended by a Second Amendment to Lease dated as of June 30, 1999 (the "Second Amendment") under the terms of which Landlord leased to Tenant and Tenant leased from Landlord certain premises located at 125 Nagog Park, Acton, Massachusetts (as so amended, the "Lease"); and

         WHEREAS, Landlord and Tenant now desire to amend the Lease on the terms set forth herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. Any capitalized terms used herein but not herein defined shall have the meaning set forth in the Lease;

         2. Commencing on the later to occur of (i) January 1, 2000 and (ii) the date on which the Bright Tiger Space (as hereinafter defined) has been delivered to Tenant in the same condition as of the date hereof, reasonable wear and tear excepted, broom-clean, and free of all occupants (the "Expansion Date"), the first paragraph of Section 1 of the Lease is hereby amended by adding to the Demised Premises approximately 10,032 rentable square feet of space on the third floor of the Building, as more particularly shown on Exhibit A attached hereto (the "Bright Tiger Space")

         3. The termination date in Section 2 of the Lease is hereby deleted, and the date of April 30, 2001 is substituted therefor;

         4. Commencing on the Expansion Date, the rent set forth in Section 3 of the Lease is hereby increased to $428,505.00 per annum, payable in equal monthly installments of $35,708.75.

         5. Commencing on the Expansion Date, (i) Tenant's pro rata share as set forth in the third paragraph of Section 4 shall be increased to equal 0.304,
(ii) the Base Real Estate Taxes shall be amended to equal the taxes for fiscal year 2000, and (iii) the Base Common Area Maintenance Costs shall be amended to equal the Common Area Maintenance Costs for calendar year 2000.

         6. Commencing on the Expansion Date, Tenant shall pay for the use of all electrical service delivered to the Demised Premises for lighting and electrical outlets serving the Demised Premises as follows:

                  (i) for the portion of the Demised Premises consisting of approximately 12,228 square feet of space on the second floor of the Building, Tenant shall pay to Landlord monthly in advance in the same manner as rent, $15,285.00 per annum, in equal monthly installments of $1,273.75; provided that Landlord may elect at any time to install a "check meter" at Landlord's expense, whereupon Tenant shall pay to Landlord a monthly amount for such electrical service based on such meter;

                  (ii) for the portion of the Demised Premises consisting of approximately 10,032 square feet of space on the third floor of the Building, Tenant shall pay based on actual consumption measured by a separate meter. Tenant shall be billed directly by such utility company and Tenant agrees to pay each bill promptly in accordance with its terms, and upon default in making any such payment, Landlord may pay such charges and collect the same from Tenant.

         7. The definition of the term "Common Area Maintenance Costs" as set forth in the second paragraph of Section shall be modified to mean the following:

                  "all reasonable expenses and disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, and maintenance of the Building, determined in accordance with generally accepted accounting principles consistently applied, including, but not limited to, the following costs: (A) wages and salaries (including management fees) of all employees at and below the grade of a property manager engaged in the operation, maintenance, and security of the Building, including taxes, insurance and benefits relating thereto; (B) all supplies and materials used in the operation, maintenance, repair, replacement, and security of the Building; (C) costs for improvements made to the Building which, although capital in nature, reduce the normal operating costs of the Building, as well as capital improvements made in order to comply with any law hereafter promulgated by any governmental authority, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion (with only the annual amortized portion of such costs being included in Common Area Maintenance Costs in any calendar year); (D) cost of all utilities, including HVAC, but excluding the cost of utilities servicing areas of the Building leased by other tenants, and amounts for Tenant's lighting and electrical outlets paid to Landlord; (E) insurance expenses; (F) repairs and general maintenance of the Building; and (G) service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building (including, without limitation, alarm service, window cleaning, and elevator maintenance).

                  Notwithstanding any other provision of this Lease, Common Area Maintenance Costs shall not include costs for (i) capital improvements made to the Building, other than capital improvements described in (c), above, and except for items which are generally considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like; (ii) repair, replacements, general maintenance and other expenses paid by proceeds of insurance or by Tenant or other third parties; (iii) interest, amortization of principal or other payments on loans to Landlord; (iv) depreciation;
         (v) leasing commissions; (vi) legal expenses for services, other than those that benefit the Building tenants generally (e.g., tax disputes);
         (vii) renovating or otherwise improving space for occupants of the Building or vacant space in the Building; (viii) taxes (as defined in Section 4); (ix) federal income taxes imposed on or measured by the income of Landlord from the operation of the Building; (x) rent and other sums due under any ground lease affecting any interest in the Building; (xi) costs of repairs necessary to cure latent defects in the construction of the Building; (xii) expenses incurred to bring the Building into compliance with laws existing as of the date of this Lease, including without limitation the Americans With Disabilities Act and the regulations and standards thereunder; (xiii) Landlord's general overhead not directly related to the management or operations of the Building; (xiv) expenses arising out of a breach or violation of law, lease or other obligation by Landlord or its agents, employees or contractors, including fines, penalties, and attorney's fees; (xv) expenses arising from the negligence or willful misconduct of Landlord or its agents, employees or contractors."

         8. The first sentence of Section 11 of the Lease is deleted in its entirety, and the following is substituted therefor:

         "Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages and expenses (including attorney's fees) arising from (i) any injury to or death of any person or persons or damage to or theft, destruction, loss, or loss of use of any property arising from any occurrence on the Demised Premises or (ii) Tenant's failure to perform its obligations under this Lease, except to the extent caused by the gross negligence or willful misconduct of Landlord or its agents. This indemnity provision shall survive termination or expiration of this Lease. If any proceeding is filed for which indemnity is required hereunder, Tenant agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party."

         9. The second sentence of Section 13 of the Lease is deleted in its entirety, and the following is substituted therefor:

         "Tenant shall not permit the emission, release, threat of release or other escape of any Hazardous Materials (defined below) so as to adversely affect in any manner, even temporarily, any element or part of the Demised Premises, the Building, and the land on which the Building is located (together, the "Property"). Tenant shall not use, generate, store or dispose of Hazardous Materials in or about the Demised Premises (except for ordinary office and cleaning supplies and computer batteries which are stored, used and disposed of in compliance with all applicable Environmental Laws (defined below)), or dump, flush or in any way introduce Hazardous Materials (other than common cleaning products which are being disposed of in compliance with all applicable

         Environmental Laws) into sewage or other waste disposal systems serving the Demised Premises (nor shall Tenant permit its employees, agents or contractors to take any of the foregoing actions). Tenant will indemnify, defend and hold Landlord harmless from and against all claims, loss, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements, diminution in the value of the Demised Premises or the Property, costs incurred in connection with any investigation of site conditions or any clean-up or remedial work required by any federal, state or local governmental agency) to the extent incurred as a result of any contamination of the Demised Premises or any other portion of the Property with, or any release of, Hazardous Materials by Tenant or Tenant's contractors, licensees, invitees, agents, servants or employees (collectively, the "Tenant Group"). Without limiting the foregoing, if the presence of any Hazardous Materials in, on or under the Demised Premises or the Property caused or permitted by any of the Tenant Group results in any contamination of the Demised Premises or the Property or any other property, Tenant shall promptly take all actions at its sole expense as are necessary to return the Demised Premises, the Property and such other property to the condition existing prior to the introduction of any such Hazardous Material by such member(s) of the Tenant Group, provided that Landlord's approval of such action shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on Landlord, the Demised Premises or the Property.

         The obligations of Tenant and Landlord in this Section shall survive the expiration or earlier termination of this Lease and any transfer of title to the Demised Premises, whether by sale, foreclosure, deed in lieu of foreclosure or otherwise.

         For purposes of this Lease, "Hazardous Materials" means, collectively, any animal wastes, medical waste, blood, biohazardous materials, hazardous waste, hazardous substances, pollutants or contaminants, petroleum or petroleum products, radioactive materials, asbestos in any form or condition, or any pollutant or contaminant or hazardous, dangerous or toxic chemicals, materials or substances within the meaning of any applicable federal, state or local law, regulation, ordinance or requirement relating to or imposing liability or standards of conduct concerning any such substances or materials on account of their biological, chemical, radioactive, hazardous or toxic nature, all as now in effect or hereafter from time to time enacted or amended. For purposes of this Lease, "Environmental Laws" means all laws, rules, orders and regulations of federal, state, county, and municipal authorities, concerning any Hazardous Materials whatsoever."

         10. The right of first offer set forth in Section 5 of the Second Amendment shall be of no further force or effect;

         11. Subject to the renewal or expansion options of other tenants in existence on the date hereof, and provided no default of Tenant then exists, Landlord shall, prior to offering the same to others, first offer to lease to Tenant (i) any additional space in the Building, (ii) and any contiguous space in Nagog Park with a rentable area equal to or greater than 30,000 square feet (the "Offer Space") at prevailing rental rates (as defined below) and terms; such offer shall be in writing and specify the rent and other terms, and date on which the Offer Space shall be included in the Demised Premises (the "Offer Notice"). Tenant shall notify Landlord in writing whether Tenant elects to lease the entire Offer Space within ten (10) days after Landlord delivers to Tenant the Offer Notice. If Tenant timely elects to lease the Offer Space, then Landlord and Tenant shall execute an amended and restated Lease on Landlord's standard lease form, effective as of the date the Offer Space is to be included in the Demised Premises, on the same terms as this Lease except as follows:

                  (a) the rentable area of the Demised Premises shall be increased by the rentable area in the Offer Space;

                  (b) the rent under the Lease shall be increased by the amount specified for such space in the Offer Notice; and

                  (c) the other terms of the Lease shall be modified to be consistent with the terms set forth in the Offer Notice.

If Tenants fails or is unable to timely exercise its right hereunder, then such right shall lapse, time being of the essence with respect to the exercise thereof, and Landlord may lease the Offer Space to third parties on such terms as Landlord may elect. Tenant may not exercise its rights under this Section if Tenant is not then occupying the entire Premises.

         Tenant's rights under this Section shall terminate if (a) the Lease or Tenant's right to possession of the Demised Premises is terminated or (b) prior to the date of exercise, Tenant assigns any of its interest in the Lease or sublets any portion of the Demised Premises.

         Landlord shall include a statement of "prevailing rental rates" in the Offer Notice and shall advise Tenant of the required increase of adjustment to the rent, if any, and the other terms and conditions offered. If Tenant disagrees with Landlord's determination of "prevailing rental rates" Tenant may, but only within ten (10) days after receipt of the Offer Notice, require by written notice to Landlord that the determination of "prevailing rental rates" be made by brokers. In such event, within ten (10) days thereafter, each party shall select a qualified commercial real estate broker with at least ten (10) years experience in appraising property and buildings in the city or submarket in which the Demised Premises are located. The two brokers shall give their opinion of prevailing rental rates and other terms within twenty (20) days after their retention. In the event the opinions of the two brokers differ and, after good faith efforts over the succeeding ten (10) day period, they cannot mutually agree, the brokers shall immediately and jointly appoint an MAI appraiser with the qualifications specified above. This appraiser shall immediately (within five (5) days) choose either the determination of Landlord's broker or Tenant's broker and such choice of the appraiser shall be final and binding on Landlord and Tenant. Each party shall pay its own costs for its real estate broker. The parties shall equally share the costs of any MAI appraiser. The parties shall immediately confirm the rent and the other terms and conditions for the Offer Space so determined, in writing.

         To the best of Landlord's knowledge, the only renewal or expansion options of other tenants in existence on the date hereof are those set forth on Exhibit B attached hereto.

         12. Tenant shall, at Tenant's sole cost and expense, maintain a contract or contracts for janitorial and cleaning services for the Demised Premises. Any such janitorial and cleaning contractor(s) shall be subject to the approval of Landlord, which approval shall not be unreasonably withheld. Landlord hereby approves of the contractor utilized by Tenant on the date hereof.

         13. The parties hereby acknowledge and agree that, except as specifically amended by the terms of this Amendment, all of the terms, covenants and provisions of the Lease are hereby ratified and confirmed. From and after the date hereof, all references in the Lease shall mean and be the Lease as affected by this Amendment.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment to Lease as of the date first above written to take effect as an instrument under seal.

                                  TENANTS:

                                  VST Technologies, Inc.


                                  By: /s/ Francis P. Reardon
                                     -------------------------------------------
                                  Name: Francis P. Reardon
                                       -----------------------------------------
                                  Title: Vice President - Finance (CFO)
                                        ----------------------------------------


                                  LANDLORD:

                                  Koll Bren Fund VI, L.P.
                                  A Delaware limited partnership

                                     By:   Koll Bren Schreiber Realty
                                           Advisors, Inc., a Delaware
                                           Corporation, its Agent

                                           By: /s/ Charles A. Valentino
                                              ----------------------------------
                                           Name: Charles A. Valentino
                                                --------------------------------
                                           Title: Senior Vice President
                                                 -------------------------------

                                    EXHIBIT A

                                     Insert

                                    EXHIBIT B

                             KOLL BREN FUND VI, L.P.

                          TENANT OPTIONS AT NAGOG PARK

To the best of Landlord's knowledge, the following list details the specific options available to existing tenants at Nagog Park as of November 1, 1999.

                                    EXISTING
      TENANT         BUILDING         SIZE       RIGHT OF                    DETAILS OF RIGHT
      ------         --------         ----       --------                    ----------------
MCI                  31 Nagog      22,986 SF    1st Refusal   to expand into any available space on the 1st
                                                              Floor of 31 Nagog
                                                1st Offer     on any available space at 31 Nagog

Mutual of Omaha      31 Nagog      2,890 SF     1st Refusal   to lease 1,500 SF of any space available on
                                                              the same floor

Indus River          31 Nagog      14,308 SF    1st Offer     to lease all or the balance of space on the
                                                              1st floor

Microbiology         33 Nagog      2,450 SF     1st Offer     to lease all or a portion of the 3rd floor

Coughlin, Streff     40 Nagog      3,300 SF     Relocate      to comparable space in 31 or 80/82 Nagog

ENSR                 42 Nagog      15,333 SF    1st Offer     to lease any space at 42 Nagog available for
                                                              direct lease

Ignitus Comm.        43 Nagog      13,201 SF    1st Offer     to lease any available space on the second
                                                              floor

PixelVision          43 Nagog      13,146 SF    1st Refusal   to lease all or a portion of space available
                                                              at 43 Nagog

Uniform Printing     125 Nagog     13,644 SF    1st Offer     to lease any contiguous space on the 2nd & 3rd
                                                              floor

Nortel Networks      125 Nagog     12,500 SF    1st Offer     to lease any contiguous space on the 1st floor

VST                  125 Nagog     12,228 SF    1st Offer     to lease the 15,789 sf Futuretense space at 43
                                                              Nagog, offer expires Feb. 2000

Intel                125 Nagog     9,662 SF     1st Offer     to lease any space that becomes available on
                                                              the 1st floor

US Trust             125 Nagog     11,332 SF    1st Refusal   to lease the balance of the second and third
                                                              floor space

                            FOURTH AMENDMENT TO LEASE

         THIS FOURTH AMENDMENT TO LEASE (this "Amendment") is made and entered into as of December 5, 2000 by and between (i) Koll Bren Fund IV, L.P. ("Landlord"), and (ii) VST Technologies, Inc. ("Tenant"). Initial capitalized terms used herein and not otherwise defined shall have the meanings respectively ascribed to such terms in the Lease (as hereinafter defined).

         WHEREAS, on or about July 2, 1996 Landlord and Tenant entered into a certain lease under the terms of which Landlord leased to Tenant and Tenant leased from Landlord certain premises located at 125 Nagog Park, Acton, Massachusetts (the "Lease"); and

         WHEREAS, Landlord and Tenant now desire to amend the Lease as set forth below;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. Amendments. The Lease is amended in the following respects:

                  (a) Section 2, Lease Term. Landlord and Tenant hereby acknowledge and agree that Tenant has exercised its Option to Extend pursuant to Section 35 of the Lease. Accordingly, the termination date in Section 2 of the Lease is hereby deleted, and the date of April 30, 2004 is substituted therefor.

                  (b) Section 3, Rent. Commencing on May 1, 2001, the rent set forth in Section 3 of the Lease is hereby increased to $556.500.00 per annum, payable in equal monthly installments of $46,375.00.

         2. Miscellaneous. The parties hereby acknowledge and agree that, as specifically amended by the terms of this Amendment, all of the terms, covenants and provisions of the Lease are hereby ratified and confirmed and shall remain in full force and effect. The parties hereby agree that the recitals to this Amendment are true and correct and are incorporated herein. This Agreement may be executed in multiple counterparts; is to be construed as a Massachusetts contract; is to take effect as a sealed instrument; sets forth the entire agreement between the parties; merges all prior and contemporaneous agreements, understandings, discussions, writings, warranties, and representations; shall be binding upon and inure to the benefit of parties hereto and their respective successor and assigns; and may be cancelled, modified or amended only by a written instrument executed by both Landlord and Tenant. Landlord and Tenant each hereby represents and warrants that it is duly authorized to enter into and consummate the transactions contemplated by this Amendment and that the officer executing this Amendment on behalf of Landlord or Tenant, as the case may be, is duly authorized to enter into this Amendment on behalf of such party. With respect to this Amendment, each of Landlord and Tenant warrants and represents that it has dealt with no broker other than ESG Insignia and Corporate Facilities Group, respectively, in connection with the negotiation and execution of such Amendment. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees and other liability for commissions and other compensation claimed in connection with this

Amendment by any other broker or agent, other than ESG Insignia and Corporate Facilities Group, claiming the same by, through or under the indemnifying party.

Executed as an instrument under seal on the date first above written.


LANDLORD:                                  TENANT:

Koll Bren Fund IV, LP                      VST Technologies, Inc.

By: Koll Bren Schreiber Realty
    Advisors, Inc., its Agent
   ----------------------------            --------------------------------

By: /s/ Charles A. Valentino               By: /s/ Francis P. Reardon
   ----------------------------               -----------------------------
Name: Charles A. Valentino                 Name: Francis P. Reardon
Title: Senior Vice President               Title: Vice President - Finance
Hereunto duly authorized                   Hereunto duly authorized

                                       2